UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 17, 2020

BURLINGTON STORES, INC.

(Exact Name of Registrant As Specified In Charter)

Delaware	001-36107	80-0895227
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2006 Route 130 North

Burlington, New Jersey 08016

(Address of Principal Executive Offices, including Zip Code)

(609) 387-7800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As previously disclosed, Burlington Coat Factory Warehouse Corporation (“BCFWC”), an indirect wholly-owned subsidiary of Burlington Stores, Inc. (the “Company”), is party to that certain Second Amended and Restated Credit Agreement, dated as of September 2, 2011 among BCFWC, as lead borrower, Bank of America, N.A., as administrative agent and collateral agent, and the other borrowers and facility guarantors and the lenders party thereto (as amended, the “ABL Credit Agreement”).  A copy of the original ABL Credit Agreement was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on September 9, 2011.  The first and second amendments to the ABL Credit Agreement were filed as exhibits to the Company’s Current Reports on Form 8-K filed with the SEC on August 18, 2014 and July 2, 2018, respectively.  A consent and technical modification agreement regarding the ABL Credit Agreement was filed as an exhibit to the Company’s Annual Report on Form 10-K filed with the SEC on March 20, 2019.

As of February 1, 2020, there were no borrowings outstanding under the ABL Credit Agreement and approximately $46.6 million committed to outstanding letters of credit.

On March 17, 2020, BCFWC borrowed $400 million under the ABL Credit Agreement as a precautionary measure in order to increase the Company’s cash position and facilitate financial flexibility in light of the current uncertainty resulting from the COVID-19 virus (the “ABL Draw”).  The proceeds from the ABL Draw will be available to be used for working capital, general corporate or other purposes.

Item 7.01.Regulation FD Disclosure.

On March 19, 2020, the Company issued a press release (the "Release") announcing, among other things, the ABL Draw and that, due to the uncertainty regarding the potential duration and impact of the COVID-19 virus on the Company’s operations, the Company is withdrawing the first-quarter and full-year 2020 guidance issued on March 5, 2020. A copy of the Release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

The information contained in this Item 7.01, and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated March 19, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON STORES, INC.

/s/ David Glick
David Glick Senior Vice President of Investor Relations and Treasurer

Date: March 19, 2020